Exhibit 99.3

Joint Filing Agreement

In accordance with Instruction 5(b)(v) of Form 3 Initial Statement of Beneficial Ownership of Securities, filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other reporting persons on behalf of each of them of a Form 3 (including amendments thereto) with respect to the ordinary shares of par value U.S.$.001 per share (including common stock and any derivative securities thereof), of Hungarian Telephone & Cable Corp. and that this Joint Filing Agreement may be included as an Exhibit to such joint filing.  The undersigned hereby designate Nordic Telephone Company ApS, Apax Partners Europe Managers Ltd., Blackstone LR Associates (Cayman) IV Ltd., Blackstone FI Communications Associates (Cayman) Ltd., KKR 1996 Overseas Limited, Permira Holdings Limited, Permira (Europe) Limited, Providence Equity Partners (Cayman) V Ltd., Providence Equity Partners IV L.L.C. to file the Form 3 as the designated beneficial owner.  This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of February 1, 2006.

NORDIC TELEPHONE COMPANY APS

By:	/s/ Richard Wilson	By:	/s/ Lawrence H. Guffey
Name:	Richard Wilson	Name: Lawrence H. Guffey
Title:	Director	Title: Director

By	/s/ Oliver Haarmann	By:	/s/ Kurt Björklund
Name: Oliver Haarmann		Name: Kurt Björklund
Title: Director		Title: Director

By:	/s/ Gustavo Schwed
Name: Gustavo Schwed
Title: Director

NORDIC TELEPHONE COMPANY INVESTMENT APS

By:	/s/ Richard Wilson	By:	/s/ Lawrence H. Guffey
Name:	Richard Wilson	Name: Lawrence H. Guffey
Title:	Director	Title: Director

By	/s/ Oliver Haarmann	By:	/s/ Kurt Björklund
Name: Oliver Haarmann		Name: Kurt Björklund
Title: Director		Title: Director

By:	/s/ Gustavo Schwed
Name: Gustavo Schwed
Title: Director

S1

For and on behalf of Apax Partners Europe Managers Ltd. as Manager of
Apax Europe VI-A, L.P.

By	/s/ Adrian Beecroft
Name:	Adrian Beecroft
Title:	Authorized Person

For and on behalf of Apax Partners Europe Managers Ltd. as Manager of
Apax Europe VI-1 L.P.

By	/s/ Adrian Beecroft
Name:	Adrian Beecroft
Title:	Authorized Person

For and on behalf of Apax Europe VI GP, Co. Ltd. as general partner of Apax
Europe VI GP, L.P. Inc.

By	/s/ Denise Fallaize
Name:	Denise Fallaize
Title:	Authorized Person

For and on behalf of Apax Europe VI GP, Co. Ltd.

By	/s/ Denise Fallaize
Name:	Denise Fallaize
Title:	Authorized Person

For and on behalf of Apax Partners Europe Managers Ltd.

By	/s/ Adrian Beecroft
Name:	Adrian Beecroft
Title:	Authorized Person

For and on behalf of

Apax Angel Syndication Partners (Cayman) GP Ltd   acting in its capacity as general partner of

Apax Angel Syndication Partners (Cayman) L.P.

By	/s/ Christina McCarthy
Name:	Christina McCarthy
Title:	Authorized Signatory

Apax Angel Syndication Partners (Cayman) GP Ltd

By	/s/ Christina McCarthy
Name:	Christina McCarthy
Title:	Authorized Signatory

S2

Blackstone NSS Communications Partners (Cayman) L.P.
By Blackstone Communications Management Associates (Cayman) L.P., its general partner
By Blackstone FI Communications Associates (Cayman) Ltd., its general partner

By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Authorized Signatory

Blackstone Family Communications Partnership (Cayman) L.P.
By Blackstone Communications Management Associates (Cayman) L.P., its general partner
By Blackstone FI Communications Associates (Cayman) Ltd., its general partner

By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Authorized Signatory

Blackstone Capital Partners (Cayman) IV L.P.
By Blackstone Management Associates (Cayman) IV L.P., its general partner
By Blackstone LR Associates (Cayman) IV Ltd., its general partner

By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Authorized Signatory

Blackstone Capital Partners (Cayman) IV-A L.P.
By Blackstone Management Associates (Cayman) IV L.P., its general partner
By Blackstone LR Associates (Cayman) IV Ltd., its general partner

By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Authorized Signatory

Blackstone Family Investment Partnership (Cayman) IV-A L.P.
By Blackstone Management Associates (Cayman) IV L.P., its general partner
By Blackstone LR Associates (Cayman) IV Ltd., its general partner

By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Authorized Signatory

Blackstone Participation Partnership (Cayman) IV L.P.
By Blackstone Management Associates (Cayman) IV L.P., its general partner
By Blackstone LR Associates (Cayman) IV Ltd., its general partner

By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Authorized Signatory

S3

Blackstone Communications Management Associates (Cayman) L.P.
By Blackstone FI Communications Associates (Cayman) Ltd., its general partner

By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Authorized Signatory

Blackstone Management Associates (Cayman) IV L.P.
By Blackstone LR Associates (Cayman) IV Ltd., its general partner

By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Authorized Signatory

Blackstone FI Communications Associates (Cayman) Ltd.

By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Authorized Signatory

Blackstone LR Associates (Cayman) IV Ltd.

By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Authorized Signatory

S4

Signed by
for and on behalf of
KKR Millennium Fund (Overseas), Limited Partnership
By:  KKR Associates Millennium (Overseas), Limited Partnership, its general partner
By:  KKR Millennium Limited, its general partner

By:	/s/ Perry Golkin
	Name:	Perry Golkin
	Title:	Authorized Person

Signed by
for and on behalf of
KKR Associates Millennium (Overseas), Limited Partnership
By:  KKR Millennium Limited, its general partner

By:	/s/ Perry Golkin
	Name:	Perry Golkin
	Title:	Authorized Person

Signed by
for and on behalf of
KKR Millennium Limited

By:	/s/ Perry Golkin
	Name:	Perry Golkin
	Title:	Authorized Person

Signed by

for and on behalf of

KKR European Fund II, Limited Partnership

By:  KKR Associates Europe II, Limited Partnership, its general partner

By:  KKR Europe II Limited, its general partner

By:	/s/ Perry Golkin
	Name:	Perry Golkin
	Title:	Authorized Person

Signed by

for and on behalf of

KKR Associates Europe II, Limited Partnership

By:  KKR Europe II Limited, its general partner

By:	/s/ Perry Golkin
	Name:	Perry Golkin
	Title:	Authorized Person

S5

Signed by

for and on behalf of

KKR Europe II Limited

By:	/s/ Perry Golkin
	Name:	Perry Golkin
	Title:	Authorized Person

Signed by

for and on behalf of

KKR Partners (International) Limited Partnership

By: KKR 1996 Overseas Limited

By:	/s/ Perry Golkin
	Name:	Perry Golkin
	Title:	Authorized Person

Signed by

for and on behalf of

KKR 1996 Overseas Limited

By:	/s/ Perry Golkin
	Name:	Perry Golkin
	Title:	Authorized Person

S6

Signed by	) /s/ Alistair Boyle
for and on behalf of	) Alistair Boyle
Permira Europe III G.P. Limited as general partner of	) Alternate Director
Permira Europe III G.P. L.P. as	)
general partner of Permira Europe III L.P. 1)

Signed by	) /s/ Alistair Boyle
for and on behalf of	) Alistair Boyle
Permira Europe III G.P. Limited as general partner of	) Alternate Director
Permira Europe III G.P. L.P. as	)
general partner of Permira Europe III L.P. 2)

Signed by	) /s/ Alistair Boyle
for and on behalf of	) Alistair Boyle
Permira Europe III G.P. Limited as general partner of	) Alternate Director
Permira Europe III G.P. L.P. as	)
managing limited partner of Permira Europe III GmbH & Co. KG	)

Signed by	) /s/ Alistair Boyle
for and on behalf of	) Alistair Boyle
Permira Nominees Limited as nominee for	) Alternate Director
Permira Investments Limited	)

Signed by	) /s/ Alistair Boyle
for and on behalf of	) Alistair Boyle
Permira Europe III G.P. Limited as administrator of	) Alternate Director
Permira Europe III Co-investment Scheme	)

Signed by	) /s/ Alistair Boyle
for and on behalf of	) Alistair Boyle
Permira Europe III G.P. Limited as general partner of	) Alternate Director
Permira Europe III G.P. L.P.	)

Signed by	) /s/ Alistair Boyle
for and on behalf of	) Alistair Boyle
Permira Europe III G.P. Limited	) Alternate Director

Signed by	) /s/ Alistair Boyle
for and on behalf of Permira Holdings Limited	) Alistair Boyle
) Alternate Director

S7

Signed by	) /s/ Alistair Boyle
for and on behalf of	) Alistair Boyle
Permira Europe II Managers L.P. as	) Alternate Director
general partner of Permira Europe II L.P. 1,	)
acting by its general partner	)
Permira (Europe) Limited	)

Signed by	) /s/ Alistair Boyle
for and on behalf of	) Alistair Boyle
Permira Europe II Managers L.P. as	) Alternate Director
general partner of Permira Europe II L.P. 2)
acting by its general partner	)
Permira (Europe) Limited	)

Signed by	) /s/ Alistair Boyle
for and on behalf	) Alistair Boyle
Permira Europe II Managers L.P. as	) Alternate Director
managing general partner of	)
Permira Europe II C.V. 3)
acting by its general partner	)
Permira (Europe) Limited	)

Signed by	) /s/ Alistair Boyle
for and on behalf of	) Alistair Boyle
Permira Europe II Managers L.P. as	) Alternate Director
managing general partner of	)
Permira Europe II C.V. 4)
acting by its general partner	)
Permira (Europe) Limited	)

Signed by	) /s/ Alistair Boyle
for and on behalf of	) Alistair Boyle
Permira (Europe) Limited as manager of	) Alternate Director
Permira Europe II Co-investment Scheme	)

Signed by	) /s/ Alistair Boyle
for and on behalf of	) Alistair Boyle
SV (Nominees) Limited as nominee for	) Alternate Director
Schroder Ventures Investments Limited	)

Signed by	) /s/ Alistair Boyle
for and on behalf of	) Alistair Boyle
Permira Europe II Managers L.P.	) Alternate Director
acting by its general partner	)
Permira (Europe) Limited	)

Signed by	) /s/ Alistair Boyle
for and on behalf of	) Alistair Boyle
Permira (Europe) Limited	) Alternate Director

S8

PROVIDENCE EQUITY OFFSHORE PARTNERS V L.P.
By: Providence Equity Offshore GP V L.P., the General Partner

By: Providence Equity Partners (Cayman) V Ltd., its general partner

By:	/s/ Jonathan Nelson
Name:	Jonathan Nelson
Title:	Authorized Signatory

PROVIDENCE EQUITY OFFSHORE GP V L.P.
By: Providence Equity Partners (Cayman) V Ltd., its general partner

By:	/s/ Jonathan Nelson
Name:	Jonathan Nelson
Title:	Authorized Signatory

PROVIDENCE EQUITY PARTNERS (CAYMAN) V LTD.

By:	/s/ Jonathan Nelson
	Name:	Jonathan Nelson
	Title:	Authorized Signatory

PROVIDENCE EQUITY OFFSHORE PARTNERS IV L.P.
By: Providence Equity Offshore GP IV L.P., the General Partner

By: Providence Equity Partners (Cayman) IV Ltd., its general partner

By:	/s/ Jonathan Nelson
Name:	Jonathan Nelson
Title:	Authorized Signatory

PROVIDENCE EQUITY OFFSHORE GP IV L.P.
By: Providence Equity Partners (Cayman) IV Ltd., its general partner

By:	/s/ Jonathan Nelson
Name:	Jonathan Nelson
Title:	Authorized Signatory

PROVIDENCE EQUITY PARTNERS (CAYMAN) IV LTD.

By:	/s/ Jonathan Nelson
	Name:	Jonathan Nelson
	Title:	Authorized Signatory

S9

PROVIDENCE EQUITY OPERATING PARTNERS IV L.P.

By:	Providence Equity GP IV L.P., the General Partner

	By:	Providence Equity Partners IV L.L.C., its general partner

	By:	/s/ Jonathan Nelson
	Name:	Jonathan Nelson
	Title:	Authorized Signatory

PROVIDENCE EQUITY GP IV L.P.

By:	Providence Equity Partners IV L.L.C., its general partner

		By:	/s/ Jonathan Nelson
	Name:	Jonathan Nelson
	Title:	Authorized Signatory

PROVIDENCE EQUITY PARTNERS IV L.L.C.

By:	/s/ Jonathan Nelson
Name:	Jonathan Nelson
Title:	Authorized Signatory

PROVIDENCE SYNDICATION PARTNERS (CAYMAN) L.P.

By: Providence Syndication Partners (Cayman) GP, Ltd., its general partner

By:	/s/ Jonathan Nelson
	Name:	Jonathan Nelson
	Title:	Authorized Signatory

PROVIDENCE SYNDICATION PARTNERS (CAYMAN) GP, LTD.

By:	/s/ Jonathan Nelson
	Name:	Jonathan Nelson
	Title:	Authorized Signatory

S10

/s/ Paul J. Salem
Paul J. Salem

/s/ Glenn M. Creamer
Glenn M. Creamer

/s/ Jonathan M. Nelson
Jonathan M. Nelson

/s/ Peter G. Peterson
Peter G. Peterson

/s/ Stephen A. Schwarzman
Stephen A. Schwarzman

S11